UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed: July 27, 2007

IMPORTANT SHAREHOLDER INFORMATION

Access Capital Strategies Community Investment Fund, Inc.
     The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to Access Capital Strategies Community Investment Fund, Inc. (the “Fund”). The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to the Fund. If you simply sign and date the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Fund’s Board of Directors.
     We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, enables the Fund to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, Access Capital Strategies, LLC, the Fund’s investment adviser, will incur the expense of follow-up solicitations.
Please take a few moments to exercise your right to vote. Thank you.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 6, 2007
Notice is hereby given that a Special Meeting of the shareholders (the “Meeting”) of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) will be held at 9:00 a.m. (Eastern Time) on September 6, 2007 at the Fund’s offices, 419 Boylston Street, Suite 501, Boston, Massachusetts 02116, for the following purposes:
1.	To approve a new Investment Management Agreement between the Fund and Access Capital Strategies LLC (“Access Capital”); and

2.	To transact such other business as may properly come before the Meeting.
The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person.
Shareholders of record at the close of business on July 20, 2007 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.
By Order of the Directors
Ronald A. Homer
Chairman
July 27, 2007
Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the Fund’s Board of Directors. This is important to ensure a quorum at the meeting. Proxies may be revoked at any time before they are exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.
A shareholder of the Fund objecting to the proposals above is not entitled under either Maryland law or the Fund’s Articles of Incorporation or Bylaws to demand payment for and an appraisal of his or her particular shares if the proposals are consummated over his or her objection.

To Access Capital Strategies Community Investment Fund, Inc. shareholders (“Shareholders”):
     The purpose of this proxy statement is to announce that a Special Meeting of Shareholders (the “Meeting”) of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) has been scheduled for September 6, 2007 at 9:00 a.m. The purpose of the Meeting is to submit to the Shareholders a vote: (1) to approve a new Investment Management Agreement between the Fund and Access Capital and (2) to conduct such other business as may properly come before the Meeting.
     While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card. To conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.
     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next two pages a list of some commonly asked questions and answers. If you have any additional questions, please call the Fund directly at (617) 236-7274.
     Your vote is very important to us regardless of the number of shares you own. As always, we thank you for your confidence and support.
Sincerely,
Ronald A. Homer
Chairman
Access Capital Strategies Community Investment Fund, Inc.

PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
YOUR VOTE IS VERY IMPORTANT
ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
Q.	WHAT PROPOSALS ARE THE SHAREHOLDERS BEING ASKED TO APPROVE?

A.	Shareholders are being asked to vote on proposals unanimously approved by the Fund’s Board of Directors (“Board”): (1) to approve a new Investment Management Agreement between the Fund and the Fund’s investment adviser, Access Capital Strategies LLC (“Access Capital”); and (2) to conduct such other business as may properly come before the Meeting.

Q.	WHY AM I BEING ASKED TO APPROVE A NEW INVESTMENT ADVISORY CONTRACT?

A.	As discussed more fully below, Access Capital is purchasing the membership interest currently held by the Federal National Mortgage Association (“Fannie Mae”). Even though following the contemplated transaction, Access Capital’s other investors will continue to hold their membership interests, the intended transaction will constitute an “assignment” of the Fund’s existing Investment Management Agreement, as that term is defined under the Investment Company Act of 1940 (“1940 Act”), and will result in the termination of the Investment Management Agreement according to its terms and the provisions of the 1940 Act. As a result, the Fund is soliciting shareholder proxies to approve a new Investment Management Agreement between the Fund and Access Capital prior to the closing of the transaction in accordance with the requirements of the 1940 Act. Access Capital has assured the Board that, notwithstanding the assignment, it does not intend to make any change in the Fund’s investment approach or the level of effort devoted to the Fund’s portfolio of investments.

Q.	HOW WILL THE ASSIGNMENT OF THE CONTRACT AFFECT ME AS A SHAREHOLDER?

A.	The contemplated transaction is not expected to result in any changes in the way Access Capital manages the Fund from day-to-day. The transaction will not cause any changes to the Fund’s investment objectives or policies. The transaction will not affect your shareholdings, and you will continue to own the same number of shares in the Fund as you do now. The terms of the new Investment Management Agreement, including the management fee to be paid by the Fund to Access Capital, are the same in all material respects as the current agreement. In addition, the transaction is not expected to result in a change in the Fund’s investment personnel, including the Fund’s portfolio management team. After the contemplated transaction, Access Capital intends to continue to devote sufficient resources and time to the management and operation of the Fund. Finally, the transaction is not expected to affect any of the Fund’s contractual relationships with the Fund’s other service providers, including the Fund’s transfer agent and administrator. Thus, you can expect to continue to receive the same high level of service that you have come to expect from the Fund.

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Q.	IS THERE ANYTHING ELSE I SHOULD KNOW ABOUT THE ASSIGNMENT?

A.	Yes. Representatives of Access Capital have informed the Board that further changes in the ownership structure of Access Capital are likely to be considered after the completion of the purchase of the Fannie Mae interest. In particular, Access Capital may seek to sell itself or secure a strategic partner to make a substantial investment. Any further changes in the ownership or management structure of Access Capital could also be deemed to be an “assignment” under the 1940 Act that would operate to terminate the advisory agreement between Access Capital and the Fund. In such an event, the Fund’s Board and shareholders would be required again to review and approve a new management agreement between the Fund and Access Capital.

Q.	WILL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A.	No. This proxy solicitation is being conducted at the expense of Access Capital, not the Fund. Under the proposed Investment Management Agreement, Access Capital will continue to have full responsibility for providing investment advisory services to the Fund with the assistance of the Fund’s sub-manager, Voyageur Asset Management, Inc.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.	To conduct the Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of the record date of July 20, 2007. If not enough Shareholders return the enclosed proxy ballot card to ensure that there will be a quorum, we will be forced to incur additional expenses associated with additional solicitations. To avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	After careful consideration, the Board, including the independent directors, unanimously recommends that you vote “FOR” approving the proposed Investment Management Agreement and “FOR” the transaction of such other business as may properly come before the Meeting or any adjournment thereof. The Board also urges you to vote and return the proxy ballot cards you receive.

Q.	WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this proxy, please contact the Fund directly at (617) 236-7274.
The information provided in this “Q&A” is supported by disclosures contained in the accompanying proxy statement, which all Shareholders are encouraged to read carefully.

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ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
419 BOYLSTON STREET
SUITE 501
BOSTON, MASSACHUSETTS 02116

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 6, 2007

PROXY STATEMENT
     The enclosed proxy card is solicited on behalf of the Board of Directors (the “Board”) of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Fund at the above address or by appearing personally and electing to vote on September 6, 2007 at the Special Meeting of Shareholders of the Fund at 9:00 a.m. (Eastern Time) at 419 Boylston Street, Suite 501, Boston, Massachusetts 02116 (such meeting and any adjournment(s) thereof are referred to herein as the “Meeting”). A Shareholder of the Fund objecting to the proposals is not entitled under either Maryland law or the Fund’s Articles of Incorporation or Bylaws to demand payment for and an appraisal of his or her particular shares if the proposals are consummated over his or her objection. The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement, and any additional proxy material has been or will be borne by the Fund’s investment adviser, Access Capital Strategies LLC (“Access Capital”). Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Fund.
     Only Shareholders of record as of the close of business on July 20, 2007 will be entitled to vote at the Meeting. On June 30, 2007, the Fund had outstanding 50,168,563.854 shares of common stock (“Shares”), each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting. This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about July 27, 2007.
     The following table sets forth, as of June 30, 2007 (unless otherwise indicated), the beneficial ownership of each Shareholder known to management of the Fund to own beneficially more than 5% of the outstanding Shares. Unless otherwise indicated, the Fund believes that each of the beneficial owners set forth in the table has sole voting and investment power.

Name and Address of Shareholder	Number of Shares	Percent of Class
Massachusetts Pension	8,634,010.247	17.19%
Reserve Investment Trust 84 State Street Boston, MA 02109

Merrill Lynch Community	5,899,252.147	11.74%
Development Company LLC 4 World Financial Center New York, NY 10080
     None of the Fund’s Directors and none of the executive officers of Access Capital owns Shares of the Fund. As of June 30, 2007, Access Capital owned 123.681 Shares of the Fund, or less than 0.01%.
     Since the beginning of the most recently completed fiscal year, there have been no purchases or sales of membership interests and/or securities of Access Capital Strategies LLC or Voyageur Asset Management Inc. or any of the parents or subsidiaries of either firm by any of the Fund’s Directors.
     The Fund’s executive offices are located at 419 Boylston Street, Suite 501, Boston, Massachusetts 02116. Prior to the fiscal year ended May 31, 2006, the Fund filed annual reports on Form 10-K and quarterly reports on Form 10-Q with the Securities and Exchange Commission (the “SEC”). In connection with its registration as a closed-end investment company, the Fund now files annual, semi-annual, and quarterly reports on Forms N-CSR, N-SAR, and N-Q with the SEC. The public may read and copy any materials filed by the Fund with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330 or (202) 551-8090. The Fund files its reports electronically. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC (http://www.sec.gov).
A copy of each of the Fund’s Annual Report dated May 31, 2006, Form N-CSRS filing dated August 10, 2006, the Fund’s Semi-Annual Report dated January 31, 2007 and Form N-CSRS filing dated February 10, 2007, is available, without charge, upon request and may be obtained without charge by writing the Fund c/o Access Capital Strategies Community Investment Fund, Inc., 419 Boylston Street, Suite 510, Boston, MA, 02116, or calling (617) 236-7274. The Fund will provide a copy of the Annual Report to the requesting Shareholder within three business days of the request.

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INTRODUCTION
     The Meeting is being called for the following purposes: (1) to approve a new Investment Management Agreement between the Fund and Access Capital in the form attached hereto as Appendix A and (2) to conduct such other business as may properly come before the meeting (“Proposals”).
     Approval of the proposed Investment Management Agreement and of other business properly to come before the meeting requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares.
     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote necessary to approve the matters under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and broker non-votes as if they were votes against the Proposals. Unless sufficient votes in favor of a Proposal are received, that Proposal will not be considered to have been adopted by Shareholders. If a Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).
     The costs associated with this solicitation, including but not limited to the legal fees and printing costs associated with the preparation of the proxy statement and the meeting, are to be borne by Access Capital. These costs are estimated to be approximately $10,000.

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PROPOSAL (1)
APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT
     At the Meeting, you will be asked to approve a new Investment Management Agreement between the Fund and Access Capital. This new Investment Management Agreement (“New Agreement”) will replace the current investment management agreement already in place between the Fund and Access Capital (“Current Agreement.”)
     The terms of the New Agreement are identical to the terms of the Current Agreement, except for the dates of execution, effectiveness, and termination. Your proxy is being solicited to approve the New Agreement solely because of a transaction (“Transaction”) that results in a requirement under the 1940 Act of shareholder approval for a new advisory contract between the Fund and Access Capital. The following pages give you additional information on the contemplated Transaction, the Current and proposed New Agreement, and the manner in which the contemplated Transaction will affect you as a shareholder. The approval of the New Agreement for the Fund is an important matter to be voted upon by you.
Contemplated Transaction
     Although the Current Agreement was approved by Shareholders at a meeting on May 23, 2003, and has been reapproved annually by the Board, including most recently by a unanimous vote at an in-person meeting on March 27, 2007, the Board is now proposing the New Agreement because Access Capital has informed the Board that it has agreed to purchase all of the interests in Access Capital currently held by the Federal National Mortgage Association (“Fannie Mae”), the largest holder of a membership interest in Access Capital with an approximate 32 percent membership interest in the firm. Under Section 2(a)(9) of the 1940 Act, any person who owns more than 25 percent of the voting securities of a company is presumed to hold a controlling interest in the company.
     Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written agreement that has been approved by the shareholders of the investment company. Section 15(a) also provides for the automatic termination of such agreements upon their assignment. Because Fannie Mae will no longer hold a controlling interest in Access Capital following the completion of the Transaction, an assignment will be deemed to have occurred under the 1940 Act. As a result, the Current Agreement will be terminated automatically by operation of law upon the effectiveness of the Transaction. Accordingly, shareholders of the Fund are being asked to approve a New Agreement between the Fund and Access Capital to take effect following the completion of the Transaction. In addition to the signing of definitive documentation, the receipt of the requisite shareholder vote in favor of the New Agreement is a condition to the closing of the Transaction.
     As described by Access Capital, the Transaction will be effected by a loan (described below) that will result in the purchase of the entire membership interest in Access Capital presently held by Fannie Mae. The Transaction will reduce from approximately 32 percent to zero percent the membership interest Fannie Mae holds in Access Capital. Each of the other membership interests in Access Capital will recognize a proportionate increase as a result of the Transaction.

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The two largest membership interest holders in Access Capital, Mr. Ronald A. Homer and Mr. David F. Sand, who already exercise control under the 1940 Act because of the duties they perform in the executive positions they occupy at Access Capital, will each hold a membership interest greater than 25 percent in Access Capital, and thus will also be deemed to exercise control of Access Capital subsequent to the Transaction because of their increased membership stakes. If either Mr. Homer or Mr. Sand were subsequently to sell his membership interests in Access Capital, this would constitute another “assignment” of the advisory contact under the 1940 Act.
     The Transaction will be funded by a loan from two banks that are member/investors in Access Capital: Liberty Bank and Trust Company of New Orleans, Louisiana, and City National Bank of Newark, New Jersey (the “Banks”), and from Mr. Sand (together, the “Lenders). Mr. Homer is guaranteeing the Banks’ portion of the loan. In the event of a default on the notes held by the Lenders, the Lenders may, at their election, convert any balance due on the loans into membership interests. They would also have the right to go against and foreclose on the assets of Access Capital. Such a conversion would raise the individual membership interests in Access Capital held by the Lenders, but neither of the Banks would have a resulting membership interest in Access Capital sufficient to be deemed to constitute control under the 1940 Act. As guarantor of the Banks’ portion of the loans, if the loans are in default and if the Banks request Mr. Homer to pay off the outstanding balance, Mr. Homer would have the right to convert the outstanding balance into membership interests upon his payment of the guarantee to the Banks. Because Mr. Homer is already deemed to exercise control, the increase in his membership holdings would not constitute a further assignment as defined in the 1940 Act. Similarly, in the event of a default, Mr. Sand’s membership interest would increase, but Mr. Sand is already deemed to exercise control.
     In order for Access Capital to be able to continue to provide investment management services to the Fund subsequent to the Transaction, shareholders must approve the New Agreement. A form of the New Agreement is attached to this Proxy Statement as Appendix A. A form of the Current Agreement is attached to this Proxy Statement as Appendix B.
Current and New Agreements
     On November 18, 1997, the Board, including a majority of the Independent Directors, unanimously approved the original management agreement between the Fund and Access Capital. On June 17, 1998, the original management agreement was approved by the Fund’s sole shareholder. An amendment to the original management agreement, unanimously approved by the Board of Directors, including the Independent Directors, on March 18, 2003, was approved by Shareholders on May 23, 2003. The meaning and operation of a clause concerning structuring fees was clarified by a further amendment to the Management Agreement executed on June 16, 2005. The Board, including the Independent Directors, has unanimously approved the continuation of the Current Agreement each year. The Current Agreement was most recently approved by the unanimous vote of the Board at an in-person meeting on March 27, 2007.
     The terms of the New Agreement are identical to the terms of the Current Agreement, except for the dates of execution, effectiveness, and termination. The fees payable by the Fund to the Manager are identical under the Current and New Agreements.

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     Pursuant to the terms of the Current Agreement, Access Capital acts as investment adviser to the Fund and has the duties and responsibilities described in the Management Agreement, subject to the general supervision of the Board and in accordance with, among other things, the Fund’s respective investment objectives, policies, and restrictions. By its terms, the Current Agreement continues in effect as to the Fund from year to year if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding Shares of the Fund and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose.
     The Current Agreement may be terminated as to the Fund without penalty at any time on 60 days written notice by the directors, by vote of a majority of the outstanding Shares of the Fund, or by Access Capital. The Current Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.
     Pursuant to the Current Agreement, Access Capital may make the day-to-day investment decisions for the Fund or employ a sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, Access Capital continuously reviews, supervises, and administers the Fund’s investment programs. As consideration for its services, Access Capital is entitled to a fee, paid monthly, at an annual rate of fifty one-hundredths of one percent (0.50%) of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings (the “Management Fee”). The Current Agreement further provides that the Fund is to pay its annual operating expenses (“Operating Expenses”); however, Access Capital has agreed to reimburse the Fund for those Operating Expenses in excess of 0.25% of the Fund’s monthly net assets (the “Expense Cap”). Thus, if the amount of Operating Expenses paid by the Fund exceeds the Expense Cap, the Manager will pay to the Fund the amount of such excess. If the amount of Operating Expenses is less than the Expense Cap, the Fund will pay the actual amount of the Operating Expenses and, in addition, will pay to Access Capital the difference between the amount of the Operating Expenses and the Expense Cap to the extent that Access Capital has not previously been reimbursed for Operating Expenses previously paid by Access Capital.
     Another term of the Current Agreement calls for the Fund to pay Access Capital an investment structuring fee of 1.00% of the transaction amount upon the structuring and effecting of certain transactions for the Fund. This term was the subject of the June 15, 2005 clarification noted above.
     Pursuant to the Current Agreement, the Fund paid a Management Fee of $2,621,846 to Access Capital for the fiscal year ended May 31, 2007. For the fiscal year ending May 31, 2007, there were no investment structuring fees paid to Access Capital for the fiscal year. For the fiscal year ended May 31, 2007, the Fund paid $1,243,133 of its Operating Expenses, excluding interest expense and management fees. During the Fund’s fiscal year ended May 31, 2007, the Fund paid $0 in brokerage commissions.
     There were no other material payments by the Fund to Access Capital, or any affiliated person of Access Capital during the last fiscal year.

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     Payments and services rendered under the terms of the New Agreement would have been identical for the same period.
     The New Agreement will terminate automatically in the event of its assignment. The New Agreement is terminable at any time without penalty by: (i) by the Directors of the Fund; (ii) by a vote of a majority of the outstanding shares of the Fund; or (iii) on sixty (60) days’ written notice to the Manager or the Fund.
     Upon the completion of the proposed Transaction, and assuming shareholder approval of the New Agreement, and unless terminated earlier, the New Agreement shall continue in effect as to the Fund through March 2008 and thereafter for periods of one year for so long as such continuance is specifically approved at least annually: (i) by the vote of the holders of a majority of the outstanding shares of the Fund or (ii) by the vote of a majority of the Independent Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval.
     Copies of the New and Current Agreements are attached as Appendix A and Appendix B below. A copy is also available upon request and without charge by calling the Fund at (617) 236-7274. Further information about Access Capital, including its officers and directors, is provided in “Information about the Manager” below.
Board Evaluation of Current Agreement and New Agreement
     On March 27, 2007, the Board met to evaluate the Current Agreement as part of its regular annual renewal process. At that time, the Board considered a number of factors in connection with its decision to renew the Current Agreement. Among other factors, the Board’s review and discussion included: (1) the nature, extent, and quality of the services provided by Access Capital; (2) the investment performance of the Fund relative to its benchmark and peers; (3) the costs of the services provided by Access Capital and the profits it realized from its relationship with the Fund; (4) the extent to which economies of scale might be further realized as the Fund grows and the other management benefits to be realized by the Fund due to its recent registration as a closed-end investment company; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. Based on its review of these and other factors, it was the Board’s view that the continuation of the Current Agreement was in the Fund’s best interests.
     On June 26, 2007, the Board met to consider the terms of the proposed Transaction, its effect on the Fund, and the proposed management of the Fund under the New Agreement. The Board noted that the New Agreement was identical to the Current Agreement in all material respects, including the management fees to be paid to the adviser as well as the responsibilities to be performed by the adviser on the Fund’s behalf. The Board determined that, based on the representations made by Access Capital, the Transaction will not result in any changes in the way the Fund is managed or cause any changes in the Fund’s ability to meet its investment objectives or policies. The Board was also assured by representatives of Access Capital that Access Capital intends to continue to devote sufficient resources and time to the management and operation of the Fund.

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The Board further noted that, after Fannie Mae’s membership interests are purchased by Access Capital, the Fund may no longer find it necessary to review purchases of Fannie Mae securities made on the Fund’s behalf . Although the Board indicated that it presently intends to continue to review such transactions, Fannie Mae’s departure as an investor in Access Capital benefits the Fund by removing a potential source of conflict.
     In response to questions from the Board, representatives of Access Capital indicated that, after the completion of the Transaction, Access Capital may seek to sell itself or find one or more other strategic partners to make a significant investment. Any such proposal that would constitute a further “assignment” of Access Capital under the 1940 Act would likewise operate to terminate the advisory agreement and require the Board to review and approve a new management agreement and to seek shareholder approval for such an agreement. Expenses related to such a further solicitation would be borne by Access Capital. Representatives of Access Capital also informed the Board that, upon the closing of the Transaction, Access Capital’s operating agreement is to be amended in several respects to make its operations more efficient, including the easing of certain noncompetition clauses that affect certain of its personnel. The amendments to the Access Capital operating agreement are not expected to have any impact on the day-to-day operations of Access Capital or its work on the Fund’s behalf.
     The Board of Directors, including the Independent Directors, approved, subject to shareholder approval described herein, the New Agreement between the Fund and Access Capital.
     The Board of Directors, including the Independent Directors, unanimously recommends that Shareholders vote to approve the form of Investment Management Agreement between the Fund and Access Capital. Approval by Shareholders will not result in an increase in the contractual rate of any management fee or any other fees or expenses payable by the Fund. In unanimously recommending approval of the Investment Management Agreement, the Board of Directors of the Fund, including the Independent Directors, considered the best interests of Shareholders of the Fund and took into account all factors that they deemed relevant. In keeping with its obligations under federal and state law, the Board of Directors now seeks Shareholder approval of this advisory agreement.

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ADDITIONAL INFORMATION
CUSTODIAN
     The Fund’s Custodian is State Street Bank and Trust Company. The address of the Custodian is 1776 Heritage Drive, North Quincy, MA 02171.
UNDERWRITING
     The Fund’s Distributor is UMB Distribution Services, LLC. The address of the Distributor is 803 W. Michigan Street, Suite A, Milwaukee, Wisconsin 53233. The Underwriter’s compensation is 0.01% of the dollar value of the purchase price.
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR
     The transfer agent, dividend disbursing agent, and registrar for the Fund’s shares is UMB Fund Services, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233.
ACCOUNTING SERVICES PROVIDER
     State Street Bank and Trust Company provides certain accounting services for the Fund. The address of the Accounting Services Provider is 500 College Road East, Princeton, NJ 08540.
INFORMATION ABOUT THE MANAGER
     Access Capital is the manager of the Fund. Access Capital was formed in 1997 to focus on managing the assets of institutional investors interested in community investing. In February 1997, the firm assumed the assets, but no liabilities, of Access Capital Strategies Corp. The predecessor firm was a wholly owned subsidiary of Mellon Bank Corp. from 1994-1997. Access Capital’s principal business address is 419 Boylston Street, Suite 501, Boston, Massachusetts 02116. The name, address, and principal occupation of the principal executive officer and each director of Access Capital are as follows:

Name and Address	Principal Occupation	Position(s) with Access Capital
Ronald A. Homer* Access Capital Strategies LLC 419 Boylston St. Boston, MA 02116	Chief Executive Officer & Co-Managing Member, Access Capital	Same

David F. Sand Access Capital Strategies LLC 419 Boylston St. Boston, MA 02116	President & Co-Managing Member, Access Capital	Same

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Name and Address	Principal Occupation	Position(s) with Access Capital
Louis Prezeau City National Bank of New Jersey 900 Broad Street Newark, NJ 07102	President & Chief Executive Officer	Director

Charles R. Kendrick Clarion Ventures 225 Franklin St. Boston, MA 02110	Principal, Clarion Ventures LLC	Director

Alden McDonald Liberty Bank & Trust PO Box 60131 New Orleans, LA 70160	President & Chief Executive Officer, Liberty Bank & Trust	Director

*	Mr. Homer also serves as a director of the Fund.
SHAREHOLDER PROPOSALS
     Shareholder proposals to be presented at any future meeting of Shareholders of the Fund must be received by the Fund a reasonable time before the Fund’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.
OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY
     The only business to be presented at the Meeting is the business mentioned in the Notice of Special Meeting of Shareholders and described in this proxy statement. Should any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the person(s) named as proxies, or their substitutes, present and acting at the Meeting.
     If, at the time any session of the Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote the proxies that have been received to adjourn the Meeting to a later date. If a quorum is present, but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The Fund’s bylaws state that, in the absence of a quorum, the holders of a majority of shares entitled to vote at the meeting and present in person or by proxy, or, if no Shareholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of such meeting may adjourn the meeting. Abstentions and broker non-votes will be treated as though they were votes against adjournment. Thus, the persons named as proxies will vote those proxies that they are entitled to vote in favor of the Proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the Proposal against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

10

     If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.
     Your vote is important. You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly marking, signing, dating, and returning the enclosed proxy. The enclosed envelope requires no postage if mailed in the United States.
     If you are unable to attend the meeting, please vote by one of the above methods so that the necessary quorum may be represented at the meeting.

11

APPENDIX A
FORM OF
NEW MANAGEMENT AGREEMENT
     This Management Agreement (“Agreement”) is made as of ___, 2007 between Access Capital Strategies Community Investment Fund, Inc. (“Fund”), a Maryland corporation, and Access Capital Strategies LLC (“Access”), a Massachusetts corporation. Access is sometimes referred to herein as the “Manager.”
     WHEREAS the Fund is a non-diversified closed-end management investment company that has elected status as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”); and
     WHEREAS the Manager is an investment adviser registered as such under the Investment Advisers Act of 1940 (“Advisers Act”); and
     WHEREAS the Fund desires to retain the Manager to furnish certain investment advisory, portfolio management, and administrative services to the Fund and the Manager is willing to furnish such services;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
     1. Appointment. The Fund hereby appoints Access as Manager for the period and on the terms set forth in this Agreement. Access accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
     2. Investment Duties. Subject to the supervision of the Fund’s Board of Directors (“Board”), the Manager will provide a continuous investment program for the Fund and will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. Subject to investment policies and guidelines established by the Board, the Manager will identify, evaluate, and structure the investments to be made by the Fund, arrange debt financing for the Fund, provide portfolio management and servicing of securities held in the Fund’s portfolio, and administer the Fund’s day-to-day affairs.
     3. Administrative Duties. The Manager will administer the affairs of the Fund subject to the supervision of the Board and the following understandings:
          (a) The Manager will supervise all aspects of the operations of the Fund, including oversight of transfer agency, custodial, and accounting services; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.
          (b) The Manager will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as required) of the Fund’s registration statement under the Securities Exchange Act of 1934 (“1934 Act”), proxy material, tax returns, and required reports to the Fund’s shareholders and the Securities and Exchange Commission (“SEC”) and other appropriate federal or state regulatory authorities.

          (c) The Manager will maintain or oversee the maintenance of all books and records with respect to the Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.
          (d) All cash, securities, and other assets of the Fund will be maintained in the custody of one or more banks in accordance with the provisions of Section 17(f) of the 1940 Act and the rules thereunder; the authority of the Manager to instruct the Fund’s custodian(s) to deliver and receive such cash, securities, and other assets on behalf of the Fund will be governed by a custodian agreement between the Fund and each such custodian, and by resolution of the Board.
     4. Use of Sub-Investment Adviser. The Manager may, subject to the approvals required under the 1940 Act, employ a sub-investment adviser to assist the Manager in the performance of its duties under this Agreement. Such use does not relieve the Manager of any duty or liability it would otherwise have under this Agreement. Compensation of any such sub-investment adviser for services provided and expenses assumed under any agreement between the Manager and such sub-investment adviser permitted under this paragraph is the sole responsibility of the Manager.
     5. Further Duties. In all matters relating to the performance of this Agreement, the Manager will act in conformity with the Articles of Incorporation and By-Laws of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.
     6. Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or dissimilar nature.

     7. Expenses.
          (a) Except as otherwise expressly provided for in this Section 7 of this Agreement, during the term of this Agreement the Fund will bear all of its expenses incurred in its operations including but not limited to the following: (i) brokerage and commission expense and other transaction costs incident to the acquisition and dispositions of investments, (ii) federal, state, and local taxes and fees, including transfer taxes and filing fees, incurred by or levied upon the Fund, (iii) interest charges and other fees in connection with borrowings, (iv) SEC fees and expenses and any fees and expenses of state securities regulatory authorities, (v) expenses of printing and distributing reports and notices to shareholders, (vi) costs of proxy solicitation, (vii) costs of meetings of shareholders and the Board, (viii) charges and expenses of the Fund’s custodian, transfer and dividend disbursing agent, and fund accountant, (ix) compensation and expenses of the Fund’s directors who are not interested persons of the Fund or the Manager, and of any of the Fund’s officers who are not interested persons of the Manager, and expenses of all directors in attending board or shareholder meetings, (x) legal and auditing expenses, including expenses incident to the documentation for, and consummation of, transactions, (xi) costs of any certificates representing the Shares, (xii) costs of stationery and supplies, (xiii) the costs of membership by the Fund in any trade organizations, (xiv) expenses associated with litigation and other extraordinary or non-recurring expenses and (xv) any insurance premiums.
          (b) If for any month the amount of operating expenses paid by the Fund pursuant to Section 7(a) exceeds 0.25% of the Fund’s monthly net assets (the “Expense Cap”), the Manager will pay to the Fund the amount of such excess. If for any month the amount of operating expenses paid by the Fund pursuant to Section 7(a) is less than the Expense Cap, the Fund will pay to the Manager, as reimbursement for previously paid operating expenses, the difference between the amount of operating expenses actually paid by the Fund for such month and the Expense Cap to the extent the Manager has not been fully reimbursed for any operating expenses previously paid by the Manager.
          (c) The expenses to be borne by the Manager are limited to the following: (i) all costs and fees incident to the selection and investigation of prospective Fund investments, including associated due diligence expenses such as travel expenses and professional fees (but excluding legal and accounting fees and other costs incident to the closing, documentation, or consummation of such transactions), (ii) the cost of adequate office space for the Fund and all necessary office equipment and services, including telephone service, heat, utilities, and similar items, (iii) the costs of providing the Fund with such corporate, administrative, and clerical personnel (including officers and directors of the Fund who are interested persons of the Manager and are acting in their respective capacities as officers and directors) as the Board reasonably deems necessary or advisable to perform the services required to be performed by the Manager under this Agreement, and (iv) the costs of providing significant managerial assistance offered to an accepted by the recipient of Fund investments.
          (d) The Fund may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by the Manager and acknowledged as otherwise payable by the Manager pursuant to this Agreement, the Fund may reduce the fee payable to the Manager pursuant to Paragraph 8(a) thereof by such amount. To the extent that such deductions exceed the fee payable to the Manager on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.
          (e) The payment or assumption by the Manager of any expense of the Fund that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

     8. Compensation.
          (a) For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager a fee (“Management Fee”), paid monthly, at an annual rate of .50% of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings.
          (b) When the Manager has structured a Fund investment, the Manager, under certain conditions, may receive from the Fund a 100 basis point (1.00%) investment structuring fee. Structuring fees can only be charged when an issuer of securities purchased by the Fund agrees to bear the cost of the 1% fee.
          (c) If this Agreement becomes effective or terminates before the end of any fiscal quarter, the Management Fee for the period from the effective day to the end of the fiscal quarter or from the beginning of such quarter to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full fiscal quarter in which such effectiveness or termination occurs.
          (d) If (i) the Manager, (ii) an officer, director, or employee of the Manager, (iii) a company controlling, controlled by, or under common control with a Manager, or (iv) an officer, director, or employee of any such company receives any compensation from a company whose securities are held in the Fund’s portfolio in connection with the provision to that company of significant managerial assistance, the compensation due to the Manager hereunder shall be reduced by the amount of such fee. If such amounts have not been fully offset at the time of termination of this Agreement, the Manager shall pay such excess amounts to the Fund upon termination.
     9. Limitation of Liability of Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith, or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Manager, who may be or become an officer, director, employee, or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Manager even though paid by it.
     10. Duration and Termination.
          (a) This Agreement shall become effective upon the date hereabove written provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities.

          (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.
          (c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to the Manager or by the Manager at any time, without the payment of any penalty, on sixty days’ written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.
     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund’s outstanding voting securities.
     12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.
     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Capitalized terms used herein and not defined have the meaning assigned to them in the Fund’s Private Offering Memorandum dated February 18, 1998, as revised as of May 15, 1998. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities”, “affiliated person”, “interested person”, “assignment”, “broker”, “investment adviser”, “national securities exchange”, “net assets”, “security”, and “significant managerial assistance” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
By:
Name:
Title:

ACCESS CAPITAL STRATEGIES LLC
By:
Name:
Title:

APPENDIX B
CURRENT MANAGEMENT AGREEMENT
     Management Agreement (“Agreement”) made as of June 15, 1998 between Access Capital Strategies Community Investment Fund, Inc. (“Fund”), a Maryland corporation, and Access Capital Strategies LLC (“Access”), a Massachusetts corporation. Access is sometimes referred to herein as the “Manager.”
     WHEREAS the Fund is a newly organized, non-diversified closed-end management investment company that has elected status as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”); and
     WHEREAS the Manager is an investment adviser registered as such under the Investment Advisers Act of 1940 (“Advisers Act”); and
     WHEREAS the Fund desires to retain the Manager to furnish certain investment advisory, portfolio management, and administrative services to the Fund and the Manager is willing to furnish such services;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
     1. Appointment. The Fund hereby appoints Access as Manager for the period and on the terms set forth in this Agreement. Access accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
     2. Investment Duties. Subject to the supervision of the Fund’s Board of Directors (“Board”), the Manager will provide a continuous investment program for the Fund and will determine from time to time what securities and other investments will be purchased, retained, or sold by the Fund. Subject to investment policies and guidelines established by the Board, the Manager will identify, evaluate, and structure the investments to be made by the Fund, arrange debt financing for the Fund, provide portfolio management and servicing of securities held in the Fund’s portfolio, and administer the Fund’s day-to-day affairs.
     3. Administrative Duties. The Manager will administer the affairs of the Fund subject to the supervision of the Board and the following understandings:
          (a) The Manager will supervise all aspects of the operations of the Fund, including oversight of transfer agency, custodial, and accounting services; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.
          (b) The Manager will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as required) of the Fund’s registration statement under the Securities Exchange Act of 1934 (“1934 Act”), proxy material, tax returns, and required reports to the Fund’s shareholders and the Securities and Exchange Commission (“SEC”) and other appropriate federal or state regulatory authorities.

          (c) The Manager will maintain or oversee the maintenance of all books and records with respect to the Fund, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Fund and which are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund.
          (d) All cash, securities, and other assets of the Fund will be maintained in the custody of one or more banks in accordance with the provisions of Section 17(f) of the 1940 Act and the rules thereunder; the authority of the Manager to instruct the Fund’s custodian(s) to deliver and receive such cash, securities, and other assets on behalf of the Fund will be governed by a custodian agreement between the Fund and each such custodian, and by resolution of the Board.
     4. Use of Sub-Investment Adviser. The Manager may, subject to the approvals required under the 1940 Act, employ a sub-investment adviser to assist the Manager in the performance of its duties under this Agreement. Such use does not relieve the Manager of any duty or liability it would otherwise have under this Agreement. Compensation of any such sub-investment adviser for services provided and expenses assumed under any agreement between the Manager and such sub-investment adviser permitted under this paragraph is the sole responsibility of the Manager.
     5. Further Duties. In all matters relating to the performance of this Agreement, the Manager will act in conformity with the Articles of Incorporation and By-Laws of the Fund and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.
     6. Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or dissimilar nature.
     7. Expenses.
          (a) The Manager will pay all expenses (including without limitation accounting, legal, printing, clerical, filing, and other expenses) incurred by the Fund, the Manager or its affiliates on behalf of the Fund in connection with the organization of the Fund and the First Closing. Upon the First Closing and continuing until the Final Closing, the Manager will be paid an annual fee of ..02% of the Fund’s monthly net assets, paid quarterly, in arrears, not to exceed the amount of combined organizational and offering expenses previously paid by the manager.

          (b) Except as otherwise expressly provided for in this Section 7 of this Agreement, during the term of this Agreement the Fund will bear all of its expenses incurred in its operations including but not limited to the following: (i) brokerage and commission expense and other transaction costs incident to the acquisition and dispositions of investments, (ii) federal, state, and local taxes and fees, including transfer taxes and filing fees, incurred by or levied upon the Fund, (iii) interest charges and other fees in connection with borrowings, (iv) SEC fees and expenses and any fees and expenses of state securities regulatory authorities, (v) expenses of printing and distributing reports and notices to shareholders, (vi) costs of proxy solicitation, (vii) costs of meetings of shareholders and the Board, (viii) charges and expenses of the Fund’s custodian, transfer and dividend disbursing agent, and fund accountant, (ix) compensation and expenses of the Fund’s directors who are not interested persons of the Fund or the Manager, and of any of the Fund’s officers who are not interested persons of the Manager, and expenses of all directors in attending board or shareholder meetings, (x) legal and auditing expenses, including expenses incident to the documentation for, and consummation of, transactions, (xi) costs of any certificates representing the Shares, (xii) costs of stationery and supplies, (xiii) the costs of membership by the Fund in any trade organizations, (xiv) expenses associated with litigation and other extraordinary or non-recurring expenses and (xv) any insurance premiums.
          (c) Beginning with the First Closing, the Manager will pay the annual operating expenses to be borne by the Fund as described in Section 7(b). Upon the First Closing, the Fund will pay to the Manager an annual fee of .03% of monthly net assets, paid quarterly in arrears, not to exceed the amount of operating expenses previously paid by the Manager.
          (d) The expenses to be borne by the Manager are limited to the following: (i) all costs and fees incident to the selection and investigation of prospective Fund investments, including associated due diligence expenses such as travel expenses and professional fees (but excluding legal and accounting fees and other costs incident to the closing, documentation, or consummation of such transactions), (ii) the cost of adequate office space for the Fund and all necessary office equipment and services, including telephone service, heat, utilities, and similar items, (iii) the costs of providing the Fund with such corporate, administrative, and clerical personnel (including officers and directors of the Fund who are interested persons of the Manager and are acting in their respective capacities as officers and directors) as the Board reasonably deems necessary or advisable to perform the services required to be performed by the Manager under this Agreement, and (iv) the costs of providing significant managerial assistance offered to an accepted by the recipient of Fund investments.
          (e) The Fund may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by the Manager and acknowledged as otherwise payable by the Manager pursuant to this Agreement, the Fund may reduce the fee payable to the Manager pursuant to Paragraph 8(a) thereof by such amount. To the extent that such deductions exceed the fee payable to the Manager on any quarterly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding quarterly payment dates.

          (f) The payment or assumption by the Manager of any expense of the Fund that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Fund on any subsequent occasion.
     8. Compensation.
          (a) For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager a fee (“Management Fee”), paid quarterly, at an annual rate of .50% of the Fund’s average gross monthly assets, less accrued liabilities other than indebtedness for borrowings.
          (b) Upon the structuring and effecting of a transaction for the Fund, the Fund will pay the Manager an investment structuring fee of 1.00% of the Fund’s net assets.
          (c) If this Agreement becomes effective or terminates before the end of any fiscal quarter, the Management Fee for the period from the effective day to the end of the fiscal quarter or from the beginning of such quarter to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full fiscal quarter in which such effectiveness or termination occurs.
          (d) If (i) the Manager, (ii) an officer, director, or employee of the Manager, (iii) a company controlling, controlled by, or under common control with a Manager, or (iv) an officer, director, or employee of any such company receives any compensation from a company whose securities are held in the Fund’s portfolio in connection with the provision to that company of significant managerial assistance, the compensation due to the Manager hereunder shall be reduced by the amount of such fee. If such amounts have not been fully offset at the time of termination of this Agreement, the Manager shall pay such excess amounts to the Fund upon termination.
     9. Limitation of Liability of Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith, or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of the Manager, who may be or become an officer, director, employee, or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent or one under the control or direction of the Manager even though paid by it.
     10. Duration and Termination.
          (a) This Agreement shall become effective upon the date hereabove written provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities.

          (b) Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.
          (c) Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to the Manager or by the Manager at any time, without the payment of any penalty, on sixty days’ written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.
     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund’s outstanding voting securities.
     12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.
     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Capitalized terms used herein and not defined have the meaning assigned to them in the Fund’s Private Offering Memorandum dated February 18, 1998, as revised as of May 15, 1998. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities”, “affiliated person”, “interested person”, “assignment”, “broker”, “investment adviser”, “national securities exchange”, “net assets”, “security”, and “significant managerial assistance” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
By:	/s/ David F. Sand
	Name:	David F. Sand
	Title:	CEO

ACCESS CAPITAL STRATEGIES LLC
By:	/s/ David F. Sand
	Name:	David F. Sand
	Title:	President

MANAGEMENT AGREEMENT
ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
THIS AGREEMENT, dated as of May 23, 2003
BETWEEN:
ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC., a Maryland corporation (hereinafter called the “Fund”),
- and -
ACCESS CAPITAL STRATEGIES LLC, a Massachusetts limited liability company (hereinafter called the “Manager”)
RECITES THAT:
Whereas the Fund and the Manager have entered into a Management Agreement made as of June 15, 1998 (the “Management Agreement”); and
Whereas the Fund and the Manager have agreed to amend the Management Agreement pursuant to Section 11 of the Management Agreement;
Now, therefore, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
Definitions and Interpretations
1.	Unless separately defined, terms in this Agreement have the meanings attributed to them in the Management Agreement.
Amendment
2.	Section 7(a) of the Management Agreement is hereby deleted in its entirety.

3.	Section 7(b) of the Management Agreement is hereby redesignated as Section 7(a).

4.	Section 7(c) of the Management Agreement is hereby amended by deleting Section 7(c) and replacing it with the following:
"(b) If for any month the amount of operating expenses paid by the Fund pursuant to Section 7(a) exceeds 0.25% of the Fund’s monthly net assets (the “Expense Cap”), the Manager will pay to the Fund the amount of such excess. If for any month the amount of operating expenses paid by the Fund pursuant to Section 7(a) is less than the Expense Cap, the Fund will pay to the Manager, as reimbursement for previously paid operating expenses, the difference between the amount of operating expenses actually paid by the Fund for such month and the Expense Cap to the extent the Manager has not been fully reimbursed for any operating expenses previously paid by the Manager.”

5.	Section 7(d) of the Management Agreement is hereby redesignated as Section 7(c).

6.	Section 7(e) of the Management Agreement is hereby redesignated as Section 7(d) and the word “quarterly” is replaced with “monthly.”

7.	Section 7(f) of the Management Agreement is hereby redesignated as Section 7(e).

8.	Section 8(a) of the Management Agreement is hereby amended by deleting the word “quarterly” and replacing it with “monthly.”
Miscellaneous Provisions
9.	This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

10.	This Agreement shall be governed and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.

11.	This Agreement shall not take effect unless (i) it is approved by vote of a majority of the Fund’s outstanding voting securities and (ii) the Agreement dated as of May 23, 2003 between the Manager and Merrill Lynch Investment Managers, L.P. is approved by vote of a majority of the Fund’s outstanding voting securities.

12.	This Agreement shall take effect upon the later of (i) June 1, 2003 or (ii) the date on which this Agreement is approved by vote of a majority of the Fund’s outstanding voting securities.

In witness whereof the parties have caused this Agreement to be executed by their officers designated as of the day and year first above written.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
By:	/s/ DAVID F. SAND
	Name:	David F. Sand
	Title:	CEO

ACCESS CAPITAL STRATEGIES LLC
By:	/s/ DAVID F. SAND
	Name:	David F. Sand
	Title:	President

MANAGEMENT AGREEMENT
ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
THIS AGREEMENT, dated as of June 16, 2005
BETWEEN:
     ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC., a Maryland corporation (hereinafter called the “Fund”),
- and -
     ACCESS CAPITAL STRATEGIES LLC, a Massachusetts limited liability company (hereinafter called the “Manager”)
RECITES THAT:
     Whereas the Fund and the Manager have entered into a Management Agreement made as of June 15, 1998, amended as of May 23, 2003 (the “Management Agreement”); and
     Whereas the Fund and the Manager have agreed to amend the Management Agreement pursuant to Section 11 of the Management Agreement;
     Now, therefore, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:
Definitions and Interpretations
1. Unless separately defined, terms in this Agreement have the meanings attributed to them in the Management Agreement.
Amendment
2. Section 8(b) of the Management Agreement is hereby amended by deleting Section 8(b) and replacing it with the following:
“(b) When the Manager has structured a Fund investment, the Manager, under certain conditions, may receive from the Fund a 100 basis point (1.00%) investment structuring fee. Structuring fees can only be charged when an issuer of securities purchased by the Fund agrees to bear the cost of the 1% fee.”
Miscellaneous Provisions
3. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

4. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.
5. This Agreement shall take effect upon June 16, 2005.
In witness whereof the parties have caused this Agreement to be executed by their officers designated as of the day and year first above written.

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
By:	/s/ DAVID F. SAND
	Name:	David F. Sand
	Title:	CEO

ACCESS CAPITAL STRATEGIES LLC
By:	/s/ DAVID F. SAND
	Name:	David F. Sand
	Title:	President

ACCESS CAPITAL STRATEGIES COMMUNITY INVESTMENT FUND, INC.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON
SEPTEMBER 6, 2007
This proxy is solicited by the Board of Directors of Access Capital Strategies Community Investment Fund, Inc. (the “Fund”) for use at a Special Meeting of Shareholders (“Meeting”) to be held on September 6, 2007 at 9:00 a.m. Eastern Time at 419 Boylston Street, Suite 501, Boston, Massachusetts 02116.
The undersigned hereby appoints Ronald A. Homer and David F. Sand, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all common stock in the Fund held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion:
     PROPOSAL (1): Approval of Investment Advisory Agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐
     PROPOSAL (2): Transaction of such other business as may properly come before the Meeting.

FOR	AGAINST	ABSTAIN
☐	☐	☐
Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote “FOR” the above-enumerated Proposals.

The undersigned hereby acknowledges receipt of the Notice of Meeting dated July 27, 2007 and the Proxy Statement attached hereto:

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

Print Name of Company/Shareholder

Date:	, 2007

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Director, or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.
PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD
PROMPTLY IN THE ENCLOSED ENVELOPE